UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
_______________________________________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-24080

_______________________________________________
FS Specialty Lending Fund
(Exact name of registrant as specified in charter)
 _______________________________________________

3025 JFK Boulevard, OFC 500 Philadelphia, PA (Address of principal executive offices)	19104 (Zip code)

 _______________________________________________

Michael C. Forman
FS Specialty Lending Fund
3025 JFK Boulevard, OFC 500
Philadelphia, PA 19104
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: June 30, 2026

Item 1. Reports to Shareholders.
(a)The semi-annual report, or the Semi-Annual Report of FS Specialty Lending Fund, or the Fund, for the six months ended June 30, 2026 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the 1940 Act, is as follows:

FSSL Portfolio Highlights
The following tables summarize the portfolio composition and industry classification of the Fund’s investment portfolio as of June 30, 2026 (unaudited):

Senior secured debt represented 96% of the Fund’s investment portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	92%	Health Care Equipment & Services	14%
Senior Secured Loans—Second Lien	2%	Commercial & Professional Services	13%
Senior Secured Bonds	2%	Capital Goods	12%
Unsecured Debt	0%	Consumer Durables & Apparel	11%
Asset Based Finance	2%	Consumer Services	8%
Equity/Other	2%	Materials	7%
		Consumer Discretionary Distribution & Retail	7%
		Financial Services	5%
		Automobiles & Components	4%
		Media & Entertainment	4%
		Energy	3%
		Pharmaceuticals, Biotechnology & Life Sciences	2%
		Software & Services	2%
		Telecommunication Services	2%
		Food, Beverage & Tobacco	2%
		Transportation	1%
		Insurance	1%
		Real Estate Management & Development	1%
		Household & Personal Products	1%

_____________
* Derivatives are not included in this table. Holdings subject to change.

FSSL Officers + Trustees
As of June 30, 2026
Officers

Michael C. Forman	James F. Volk
President & Chief Executive Officer	Chief Compliance Officer & Anti-Money Laundering Officer

William Goebel	James R. Beach
Chief Financial Officer & Treasurer	Chief Operating Officer

Stephen S. Sypherd
General Counsel

Board of Trustees

Michael C. Forman	Richard I. Goldstein
Chairman	Lead Independent Trustee
Chairman & Chief Executive Officer	Chief Operating Officer
Future Standard	Radius Global Infrastructure, Inc.

Sidney R. Brown	Charles P. Pizzi
Trustee	Trustee
Chief Executive Officer	Retired President, Director & Chief Executive Officer
NFI, Inc.	Tasty Baking Company

Gregory P. Chandler	Pedro A. Ramos
Trustee	Trustee
Retired Chief Financial Officer	President & Chief Executive Officer
Herspiegel Consulting LLC	The Philadelphia Foundation

FS Specialty Lending Fund
Unaudited Consolidated Schedule of Investments
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—111.0%
Accupac, LLC	(j)(l)(n)	Pharmaceuticals, Biotechnology & Life Sciences	S+300, 6.0% PIK (6.0% Max PIK)	2.0%	12/31/29	$43,300	$42,636	$32,368
Accupac, LLC	(j)(l)(n)	Pharmaceuticals, Biotechnology & Life Sciences	S+700 (6.0% Max PIK)	2.0%	12/31/29	4,178	4,053	3,123
Accupac, LLC	(e)(j)(l)(n)	Pharmaceuticals, Biotechnology & Life Sciences	S+700 (6.0% Max PIK)	2.0%	12/31/29	2,089	2,089	1,562
ACM US Finco LP	(n)	Consumer Discretionary Distribution & Retail	S+800 PIK (S+800 Max PIK)	3.0%	1/30/29	20,458	20,296	20,177
ADAN-B, LLC	(f)(n)	Consumer Services	S+575	1.5%	12/31/30	31,185	30,970	30,639
ADAN-B, LLC	(n)	Consumer Services	S+575	1.5%	12/31/30	1,800	1,766	1,768
ADAN-B, LLC	(e)(n)	Consumer Services	S+575	1.5%	12/31/30	2,700	2,700	2,653
Alegeus Technologies Holdings Corp.	(f)(n)	Health Care Equipment & Services	S+650	1.0%	11/5/29	28,800	28,282	29,088
American Auto Auction Group, LLC	(f)	Commercial & Professional Services	S+450		5/28/32	22,713	22,563	22,730
APTIM Corp.	(f)	Commercial & Professional Services	S+750		5/23/29	27,500	27,500	27,591
Archer Acquisition, LLC	(f)(n)	Commercial & Professional Services	S+500	1.0%	10/5/29	11,478	11,376	11,407
Archer Acquisition, LLC	(n)	Commercial & Professional Services	S+475	1.0%	10/5/29	6,343	6,312	6,303
Array Midco, Corp.	(f)(n)	Commercial & Professional Services	S+650	3.0%	12/31/29	31,085	30,607	30,696
Brock Holdings III, LLC	(f)	Capital Goods	S+600	0.5%	5/2/30	13,994	13,880	12,874
By Light Professional IT Services, LLC	(n)	Software & Services	S+550	1.0%	7/15/31	20,100	20,239	19,723
By Light Professional IT Services, LLC	(e)(n)	Software & Services	S+550	1.0%	7/15/31	704	704	691
CCS Acquisition, LLC	(f)(n)	Health Care Equipment & Services	S+525	1.0%	12/30/30	31,036	30,582	31,307
CCS Acquisition, LLC	(e)(n)	Health Care Equipment & Services	S+525	1.0%	12/30/30	8,571	8,571	8,646
CF Exedra Bidco Ltd.	(n)	Consumer Services	SA+550		2/19/31	£19,781	25,437	25,962
CF Exedra Bidco Ltd.	(e)(n)	Consumer Services	SA+550		2/19/31	1,275	1,713	1,674
CG Group Holdings, LLC	(n)	Automobiles & Components	S+550	1.0%	1/18/30	$16,017	15,845	15,857
CG Group Holdings, LLC	(e)(n)	Automobiles & Components	S+550	1.0%	1/18/30	1,983	1,983	1,972
Chinos Intermediate 2, LLC	(f)	Consumer Discretionary Distribution & Retail	S+600		9/26/31	15,800	15,574	13,168
CircusTrix Holdings, LLC	(n)	Consumer Services	S+675	1.0%	7/18/28	11,244	11,085	10,836
CircusTrix Holdings, LLC	(f)(n)	Consumer Services	S+675	1.0%	7/18/28	23,031	23,031	22,196
Client Telephone Solutions, LLC	(n)	Telecommunication Services	S+675	2.0%	6/17/31	25,345	24,817	24,901
Client Telephone Solutions, LLC	(e)(n)	Telecommunication Services	S+675	2.0%	6/17/31	9,655	9,655	9,571
COP Village Green Acquisitions, Inc.	(f)(n)	Real Estate Management & Development	S+475	1.0%	9/26/30	15,911	15,708	15,772
COP Village Green Acquisitions, Inc.	(e)(n)	Real Estate Management & Development	S+475	1.0%	9/26/30	6,345	6,345	6,289
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Delivery Hero Finco, LLC	(f)	Consumer Services	S+500	0.5%	12/12/29	$24,438	$24,386	$24,598
Exemplis LLC	(n)	Commercial & Professional Services	S+525	0.8%	12/22/32	17,941	18,079	17,694
Exemplis LLC	(e)(n)	Commercial & Professional Services	S+525	0.8%	12/22/32	4,286	4,286	4,238
EyeCare Partners, LLC	(f)	Health Care Equipment & Services	S+575		8/31/28	24,833	24,767	24,816
Frozen Garlic Bread Holdings, Inc.	(n)	Food, Beverage & Tobacco	S+475	0.8%	2/6/32	13,321	13,425	13,055
Frozen Garlic Bread Holdings, Inc.	(e)(n)	Food, Beverage & Tobacco	S+475	0.8%	2/6/32	4,146	4,146	4,063
Future Pak, LLC	(f)(n)	Materials	S+625	2.0%	3/21/30	29,440	28,970	29,109
Gibson Brands, Inc.	(m)	Consumer Durables & Apparel	S+500	0.8%	8/11/28	7,943	7,402	7,510
Harrel-Fish, LLC	(f)(n)	Capital Goods	S+550	1.0%	12/3/31	29,023	28,579	29,023
Harrel-Fish, LLC	(n)	Capital Goods	S+550	1.0%	12/3/31	1,182	1,127	1,182
Harrel-Fish, LLC	(e)(n)	Capital Goods	S+550	1.0%	12/3/31	9,727	9,727	9,727
HMN Acquirer Corp.	(n)	Media & Entertainment	S+450	1.0%	11/5/31	17,067	16,891	17,248
HMN Acquirer Corp.	(e)(n)	Media & Entertainment	S+450	1.0%	11/5/31	7,697	7,697	7,779
HMP Omnimedia, LLC	(f)(n)	Media & Entertainment	S+525	1.0%	7/30/32	21,587	21,721	21,344
HMP Omnimedia, LLC	(e)(n)	Media & Entertainment	S+525	1.0%	7/30/32	5,625	5,625	5,562
HMP Omnimedia, LLC	(e)(n)	Media & Entertainment	S+525	1.0%	7/31/30	5,625	5,625	5,576
IXS Holdings, Inc.	(f)	Automobiles & Components	S+550	1.0%	9/5/29	34,597	34,019	34,418
Jonathan Acquisition Co.	(n)	Capital Goods	S+450	1.0%	11/12/29	14,089	13,906	13,807
Jonathan Acquisition Co.	(n)	Capital Goods	S+450	1.0%	5/11/29	173	147	171
Jonathan Acquisition Co.	(e)(n)	Capital Goods	S+450	1.0%	5/11/29	1,560	1,560	1,535
Kristoff Buyer, LLC	(n)	Media & Entertainment	S+575	2.5%	4/21/31	19,080	18,542	18,722
Kristoff Buyer, LLC	(e)(n)	Media & Entertainment	S+575	2.5%	4/21/31	12,800	12,800	12,560
LaserShip, Inc.	(f)	Transportation	S+625	0.8%	1/2/29	24,792	24,940	24,386
Lawn & Garden, LLC	(n)	Consumer Durables & Apparel	P+850	3.0%	10/19/29	5,758	5,643	5,642
Lawn & Garden, LLC	(f)(n)	Consumer Durables & Apparel	P+850	3.0%	10/19/29	25,909	25,466	25,391
LHS Borrower, LLC	(f)(n)	Capital Goods	S+525	0.8%	9/4/31	33,321	32,874	32,904
LHS Borrower, LLC	(n)	Capital Goods	S+525	0.8%	9/4/31	668	630	660
LHS Borrower, LLC	(e)(n)	Capital Goods	S+525	0.8%	9/4/31	1,902	1,902	1,878
LR Orion Bidco Ltd.	(n)	Software & Services	S+450		11/22/31	14,968	15,083	14,819
LR Orion Bidco Ltd.	(e)(n)	Software & Services	SA+200	1.0%	5/22/31	£3,468	4,343	4,274
LR Orion Bidco Ltd.	(e)(n)	Software & Services	S+450		11/22/31	$4,839	4,839	4,790
LTC Consulting Services, LLC	(f)(n)	Health Care Equipment & Services	S+450	1.0%	5/1/31	22,795	22,589	22,795
LTC Consulting Services, LLC	(e)(n)	Health Care Equipment & Services	S+450	1.0%	5/1/31	1,515	1,515	1,515
M2S Group Intermediate Holdings, Inc.	(f)	Materials	S+475	0.5%	8/25/31	26,897	25,381	26,728
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Magnera Corp.	(f)	Materials	S+425		11/4/31	$8,995	$8,948	$8,963
Management Health Systems, LLC	(f)(n)	Health Care Equipment & Services	S+625	1.0%	12/31/27	25,064	24,912	24,814
Mannington Mills, Inc.	(f)	Capital Goods	S+475		3/25/32	39,476	39,150	39,082
MASSiv Brands, LLC	(n)	Consumer Durables & Apparel	10.0%, 5.0% PIK (5.0% Max PIK)		7/2/30	42,055	41,190	40,583
Maverick Power, LLC	(n)	Capital Goods	S+500	1.0%	5/4/31	19,900	19,625	19,900
Max US Bidco, Inc.	(m)	Food, Beverage & Tobacco	S+500		10/2/30	1,213	1,099	1,111
Mood Media Borrower, LLC	(n)	Media & Entertainment	S+675	2.0%	5/30/30	5,628	5,576	5,578
Mood Media Borrower, LLC	(e)(n)	Media & Entertainment	S+675	2.0%	5/30/30	317	317	314
National Mentor Holdings, Inc.	(f)	Health Care Equipment & Services	S+600		12/12/30	15,184	15,264	15,322
NES Hercules Class B Member, LLC	(n)	Energy	S+178		1/31/28	22,817	21,641	21,961
New WPCC Parent, LLC	(n)(p)	Health Care Equipment & Services	S+950 (11.5% Max PIK)	2.0%	5/9/30	8,095	8,055	8,094
Nickerson NY, LLC	(n)	Commercial & Professional Services	S+525	1.0%	3/19/32	13,507	13,205	13,321
Nickerson NY, LLC	(e)(n)	Commercial & Professional Services	S+525	1.0%	3/19/32	10,105	10,105	9,966
Olibre Borrower, LLC	(f)(n)	Consumer Durables & Apparel	S+575	1.0%	1/3/30	39,400	38,811	38,563
Onbe, Inc.	(f)(n)	Financial Services	S+525	1.0%	7/25/31	37,430	36,837	36,681
Orange Hibiscus, LLC	(n)	Health Care Equipment & Services	S+550		3/6/31	18,128	17,787	17,969
Orange Hibiscus, LLC	(e)(n)	Health Care Equipment & Services	S+550		3/6/31	9,281	9,281	9,200
Padagis LLC	(f)	Pharmaceuticals, Biotechnology & Life Sciences	S+475	0.5%	7/6/28	7,788	7,302	7,398
PECF USS Intermediate Holding III, LLC		Commercial & Professional Services	S+750 PIK (S+750 Max PIK)	2.0%	3/3/33	7,601	7,311	7,311
Phoenix Rehabilitation and Health Services, Inc.	(n)	Health Care Equipment & Services	S+600	1.0%	9/29/30	19,783	19,321	19,437
Phoenix Rehabilitation and Health Services, Inc.	(n)	Health Care Equipment & Services	14.0% PIK (14.0% Max PIK)		9/29/30	5,494	5,405	5,775
Phoenix Rehabilitation and Health Services, Inc.	(e)(n)	Health Care Equipment & Services	S+600	1.0%	9/29/30	7,647	7,647	7,513
Plainfield Renewable Energy Holdings LLC	(j)(l)(n)	Energy	6.0%, 9.5% PIK (9.5% Max PIK)		8/23/26	18,073	11,238	4,922
Plainfield Renewable Energy Holdings LLC	(j)(l)(n)	Energy	10.0% PIK (10.0% Max PIK)		8/23/26	5,015	3,827	—
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Plainfield Renewable Energy Holdings LLC, Letter of Credit	(j)(l)(e)(n)	Energy	10.0%		8/20/27	$2,344	$2,344	$—
Pretium PKG Holdings, Inc.	(f)(m)	Materials	S+525		3/2/31	26,589	26,496	26,331
Project Granite Buyer, Inc.	(f)(n)	Insurance	S+575	0.8%	12/31/31	15,809	15,477	15,849
Project Granite Buyer, Inc.	(n)	Insurance	S+525	1.0%	12/31/31	2,494	2,446	2,447
Project Granite Buyer, Inc.	(e)(n)	Insurance	S+575	0.8%	12/31/31	1,480	1,480	1,484
Project Granite Buyer, Inc.	(e)(n)	Insurance	S+575	0.8%	12/31/30	2,470	2,470	2,473
RealTruck Group, Inc.	(f)	Automobiles & Components	S+475		1/31/31	24,371	23,955	15,208
RealTruck Group, Inc.	(m)	Automobiles & Components	S+600		1/31/31	2,000	1,220	1,261
RealTruck Group, Inc.		Automobiles & Components	S+575		1/31/31	4,984	4,984	5,109
Recovery Solutions Parent, LLC	(n)(p)	Health Care Equipment & Services	S+750 (8.5% Max PIK)	2.0%	1/28/30	9,385	9,385	9,385
Revlon Intermediate Holdings IV, LLC	(f)	Household & Personal Products	S+688	1.0%	5/2/28	14,700	14,721	14,524
RPC TopCo, Inc.	(e)(n)	Consumer Durables & Apparel	S+450	1.0%	8/29/31	3,030	3,030	3,030
RPC TopCo, Inc.	(n)	Consumer Durables & Apparel	S+450	1.0%	8/29/31	18,371	18,106	18,370
Seahawk Buyer, LLC	(n)	Capital Goods	S+525	1.5%	4/30/32	13,674	13,674	13,674
Seahawk Buyer, LLC	(e)(n)	Capital Goods	S+525	1.5%	4/30/32	11,326	11,326	11,326
SGA Dental Partners Sub Holdings, LLC	(f)(n)	Health Care Equipment & Services	S+600	1.0%	6/13/31	6,000	5,880	5,880
Shepherd Intermediate, LLC	(n)	Commercial & Professional Services	S+725	1.0%	7/10/30	15,828	15,601	16,006
Shepherd Intermediate, LLC	(e)(n)	Commercial & Professional Services	S+725	1.0%	7/10/30	3,646	3,646	3,687
Speedway Buyer, Inc.	(f)(n)	Commercial & Professional Services	S+525	0.8%	1/27/32	26,001	26,386	25,709
Speedway Buyer, Inc.	(n)	Commercial & Professional Services	S+525	0.8%	1/27/32	551	542	545
Speedway Buyer, Inc.	(e)(n)	Commercial & Professional Services	S+525	0.8%	1/27/32	7,721	7,721	7,634
Spinrite, Inc.	(n)	Consumer Durables & Apparel	S+725	3.0%	12/5/30	997	908	990
Spinrite, Inc.	(f)(n)	Consumer Durables & Apparel	S+725	3.0%	12/5/30	26,579	26,088	26,413
Spinrite, Inc.	(e)(n)	Consumer Durables & Apparel	S+725	3.0%	12/5/30	3,987	3,987	3,962
Stryten Energy Resources, LLC	(f)(n)	Capital Goods	S+550	1.0%	12/18/29	26,121	25,722	26,382
Tikehau Sonic S.a.r.l.	(n)	Capital Goods	S+500 (2.0% Max PIK)		12/15/32	2,640	2,609	2,610
Tikehau Sonic S.a.r.l.	(n)	Capital Goods	E+500		12/15/32	€2,256	2,703	2,543
Tikehau Sonic S.a.r.l.	(e)(n)	Capital Goods	E+500		12/15/32	244	285	282
Tikehau Sonic S.a.r.l.	(e)(n)	Capital Goods	E+450		6/15/32	244	285	282
Titan Purchaser, Inc.	(f)	Materials	S+600	1.0%	3/1/30	$12,123	12,046	12,220
Trimlight, Inc.	(f)(n)	Consumer Discretionary Distribution & Retail	S+600	1.5%	5/6/30	24,908	24,377	24,534
Trimlight, Inc.	(e)(n)	Consumer Discretionary Distribution & Retail	S+600	1.5%	5/6/30	3,158	3,158	3,111
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
TruGreen, LP	(f)	Commercial & Professional Services	S+400	0.8%	11/2/27	$24,268	$23,687	$23,298
Vesta Buyer, LLC	(n)	Food, Beverage & Tobacco	S+450	0.8%	4/1/33	10,757	10,624	10,649
Vesta Buyer, LLC	(e)(n)	Food, Beverage & Tobacco	S+450	0.8%	4/1/33	4,243	4,243	4,201
Vibrantz Technologies, Inc.	(f)	Materials	S+625	0.5%	4/30/30	15,150	15,120	14,657
WMK, LLC	(f)(n)	Consumer Discretionary Distribution & Retail	S+500, 2.5% PIK (2.5% Max PIK)	3.0%	1/25/28	32,159	31,595	31,073
WMK, LLC	(e)(n)	Consumer Discretionary Distribution & Retail	S+500, 2.5% PIK (2.5% Max PIK)	3.0%	1/25/28	2,333	2,333	2,255
Wok Holdings, Inc.	(f)	Consumer Services	S+625		9/3/29	22,083	21,424	19,513
Total Senior Secured Loans—First Lien							1,720,889	1,683,748
Unfunded Loan Commitments							(171,483)	(171,483)
Net Senior Secured Loans—First Lien							1,549,406	1,512,266

Senior Secured Loans—Second Lien—1.9%
MBS Services Holdings, LLC	(j)(l)(n)	Commercial & Professional Services	17.0% PIK (17.0% Max PIK)		9/20/30	40,467	34,916	3,278
Tenrgys, LLC	(n)	Energy	S+950 (S+950 Max PIK)	1.0%	3/17/27	22,686	22,686	22,515
Total Senior Secured Loans—Second Lien							57,602	25,793

Senior Secured Bonds—2.2%
Guitar Center, Inc.	(f)(g)	Consumer Discretionary Distribution & Retail	8.5%, 3.5% PIK (3.5% Max PIK)		1/15/29	24,188	20,883	20,951
Universal Entertainment Corp.	(g)	Consumer Durables & Apparel	9.9%		8/1/29	9,625	9,562	9,314
Total Senior Secured Bonds							30,445	30,265

Unsecured Debt—0.0%
Leia Acquisition Ltd.	(n)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		7/1/29	425	425	425
Total Unsecured Debt							425	425

Asset Based Finance—2.9%
Bridge Street CLO IV Ltd., Subordinated Notes	(g)(n)(o)(p)	Financial Services	17.2%		4/20/37	23,700	21,292	15,604
Bridge Street CLO V Ltd., Subordinated Notes	(g)(n)(o)(p)	Financial Services	20.3%		4/20/38	19,500	16,446	14,134
Bridge Street CLO VI Ltd., Subordinated Notes	(g)(n)(o)(p)	Financial Services	17.7%		1/15/39	11,100	10,058	9,257
Total Asset Based Finance							47,796	38,995
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
Equity/Other—2.3%
Global Jet Capital Holdings, LP, Preferred Equity	(l)(n)	Commercial & Professional Services			15,174	$8,340	$6,392
Harrel-Fish, LLC, Common Equity	(k)(l)(n)	Capital Goods			27,092	27	35
Harvest Oil & Gas Corp., Common Equity	(l)(n)(p)	Energy			135,062	14,418	411
MASSiv Brands, LLC, Common Equity	(k)(n)	Consumer Durables & Apparel			363,636	86	2,439
MBS Services Holdings, LLC, A-3 Units	(k)(l)(n)	Commercial & Professional Services			522,382	522	—
New WPCC Parent, LLC, Common Equity	(f)(l)(n)(p)	Health Care Equipment & Services			274,668	12	1,154
New WPCC Parent, LLC, Preferred Equity	(n)(p)	Health Care Equipment & Services	13.0% PIK (13.0% Max PIK)		4,454	3,322	4,454
Recovery Solutions Parent, LLC, Common Equity	(l)(n)(p)	Health Care Equipment & Services			544,661	12,134	14,673
Telpico, LLC, Common Equity	(k)(l)(n)(p)	Energy			50	—	—
Tenrgys, LLC, Common Equity	(k)(l)(n)	Energy			50	7,571	2,362
Total Equity/Other						46,432	31,920
TOTAL INVESTMENTS—120.3%						$1,732,106	1,639,664
Cash, Cash Equivalents, Restricted Cash and Foreign Currency—18.9%	(h)						256,765
Repurchase Facility Payable—(37.8%)							(515,215)
Liabilities in Excess of Other Assets—(1.4)%	(i)						(19,142)
NET ASSETS—100%							$1,362,072
_________________
£ – British Pound.
€ – Euro.

Cash Equivalents

Description	Footnotes	Rate(b)	Shares	Amortized Cost	Fair Value(d)
Allspring Government Money Market Fund	(h)	3.6%	42,002,133	$42,002	$42,002

See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)
Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
Nomura Global Financial Products, Inc.	7/27/26	USD	24,935	GBP	18,600	$277	$—
Nomura Global Financial Products, Inc.	7/27/26	USD	2,557	EUR	2,200	43	—
Total						$320	$—
_________________
USD – US Dollar.
GBP – British Pound.
EUR – Euro.

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2026, the three-month Sterling Overnight Index Average, or SONIA, or SA was 3.75%, the three-month Euro Inter Bank Offered Rate, or Euribor, or E was 2.32%, the US Prime Interest Rate, or Prime, or P was 6.75% and the one-month and three-month Term Secured Overnight Financing Rate, or Term SOFR, or S, was 3.65% and 3.73%, respectively. Term SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)
Fair value is determined by the Fund’s investment adviser, FS Specialty Lending Advisor, or the Advisor, which has been designated by the Fund’s board of trustees as its valuation designee. See Notes 2 and 8 for additional information on the Advisor’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(e)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.
(f)
Security or portion thereof held within FSSL Finance BB AssetCo LLC, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the obligations outstanding under the repurchase facility with Barclays Bank PLC (see Note 9).

(g)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of June 30, 2026, the total market value of Rule 144A securities amounted to $69,260, which represented approximately 5.08% of net assets.

(h)	Rate represents the 7-day yield as of June 30, 2026. See Note 2 for discussion of the Fund's cash and cash equivalents.
(i)	Includes the effect of forward foreign currency exchange contracts.
(j)	Security was on non-accrual status as of June 30, 2026.
(k)	Security held within FSEP Investments, Inc., a wholly-owned subsidiary of the Fund.
(l)	Security is non-income producing.
(m)	Security or portion thereof unsettled as of June 30, 2026.
(n)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
(o)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The stated rate on these securities may represent the annualized yield as of June 30, 2026.

See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

(p)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2026, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of June 30, 2026:

Portfolio Company	Fair Value at December 31, 2025	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2026	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
New WPCC Parent, LLC	$5,679	$4,182	$(1,806)	$—	$39	$8,094	$512	$—	$25
Recovery Solutions Parent, LLC	9,431	—	(46)	—	—	9,385	530	—	—
Asset Based Finance
Bridge Street CLO IV Ltd., Subordinated Notes	14,937	—	(595)	—	1,262	15,604	947	—	—
Bridge Street CLO V Ltd., Subordinated Notes	14,951	—	(369)	—	(448)	14,134	1,456	—	—
Bridge Street CLO VI Ltd., Subordinated Notes	9,073	—	(280)	—	464	9,257	706	—	—
Equity/Other
Harvest Oil & Gas Corp., Common Equity	408	—	—	—	3	411	—	—	—
New WPCC Parent, LLC, Common Equity	—	3	—	—	1,151	1,154	—	—	—
New WPCC Parent, LLC, Preferred Equity	3,486	469	—	—	499	4,454	—	272	—
Recovery Solutions Parent, LLC, Common Equity	12,681	239	—	—	1,753	14,673	—	—	—
Telpico, LLC, Common Equity	—	—	—	—	—	—	—	—	—
Total	$70,646	$4,893	$(3,096)	$—	$4,723	$77,166	$4,151	$272	$25
_________________
(1)    Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)    Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)    Interest, PIK and fee income presented for the period ended June 30, 2026.

See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2026
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,636,984)	$1,562,498
Non-controlled/affiliated investments (amortized cost—$95,122)	77,166
Investments, at fair value (amortized cost—$1,732,106)	1,639,664
Cash and cash equivalents(1)	255,093
Restricted cash	1,094
Foreign currency, at fair value (cost—$586)	578
Dividends receivable	334
Interest receivable	13,882
Receivable for investments sold and repaid	4,099
Unrealized appreciation on forward foreign currency exchange contracts	320
Prepaid expenses and other assets	254
Total assets	$1,915,318
Liabilities
Payable for investments purchased	$18,112
Repurchase facility payable (net of unamortized deferred financing costs of $4,785)(2)	515,215
Interest expense payable	1,344
Shareholder distributions payable	1,108
Management fees payable	6,473
Incentive fees payable	2,877
Administrative services expense payable	1,797
Trustees’ fees payable	152
Other accrued expenses and liabilities	6,168
Total liabilities	$553,246
Net assets	$1,362,072
Commitments and contingencies(3)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 75,917,731 shares issued and outstanding(4)	$76
Capital in excess of par value	3,053,159
Retained earnings (accumulated deficit)	(1,691,163)
Net assets	$1,362,072
Net asset value per share of common shares at period end(4)	$17.94
______________
(1)Includes $42,002 of cash equivalents invested in the Allspring Government Money Market Fund.
(2)See Note 9 for a discussion of the Fund’s financing arrangements.
(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.
(4)See Notes 1 and 3 for a discussion of the Fund’s reverse share split, which was completed on May 15, 2025. The outstanding shares and net asset value per common share reflect the reverse share split on a retroactive basis.
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2026
Investment income
From non-controlled/unaffiliated investments:
Interest income	$75,747
Paid-in-kind interest income	6,124
Fee income	7,095
Dividend income	2,111
From non-controlled/affiliated investments:
Interest income	4,151
Paid-in-kind interest income	272
Fee income	25
Total investment income	95,525
Operating expenses
Management fees	14,357
Incentive fees	11,616
Administrative services expenses	3,756
Accounting and administrative fees	309
Interest expense	16,290
Professional fees	590
Trustees’ fees	307
Other general and administrative expenses	2,533
Total operating expenses	49,758
Less: Incentive fee waiver(1)	(5,808)
Less: Management fee waiver(1)	(1,436)
Net operating expenses	42,514
Net investment income	53,011
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	1,603
Net realized gain (loss) on options written	2,166
Net realized gain (loss) on forward foreign currency exchange contracts	(1,185)
Net realized gain (loss) on foreign currency	633
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(20,524)
Non-controlled/affiliated investments	4,723
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	964
Net change in unrealized appreciation (depreciation) on foreign currency	(42)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(11,662)
Net increase (decrease) in net assets resulting from operations	$41,349
______________
(1)See Note 4 for a discussion of FS Specialty Lending Advisor, LLC's, or the Advisor's, waiver of management and incentive fees to which it was otherwise entitled.
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025
Operations
Net investment income	$53,011	$107,940
Net realized gain (loss)	3,217	(36,134)
Net change in unrealized appreciation (depreciation) on investments	(15,801)	(15,489)
Net change in unrealized appreciation (depreciation) on swap contracts	—	(70)
Net change in unrealized appreciation (depreciation) on foreign currency	(42)	38
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	964	(644)
Net increase (decrease) in net assets resulting from operations	41,349	55,641

Shareholder distributions(1)
Distributions from net investment income	(46,221)	(133,125)
Return of capital	(16,429)	(42,599)
Net decrease in net assets resulting from shareholder distributions	(62,650)	(175,724)

Capital share transactions(2)
Issuance of common shares	—	—
Net increase (decrease) in net assets resulting from capital share transactions	—	—
Total increase (decrease) in net assets	(21,301)	(120,083)
Net assets at beginning of period	1,383,373	1,503,456
Net assets at end of period	$1,362,072	$1,383,373
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.
(2)See Note 3 for a discussion of the Fund's common share transactions.
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2026
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$41,349
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(325,646)
Paid-in-kind interest	(6,396)
Proceeds from sales and repayments of long-term investments	431,768
Premiums received on options written	2,166
Net realized (gain) loss on investments	(1,603)
Net realized (gain) loss on options written	(2,166)
Net change in unrealized (appreciation) depreciation on investments	15,801
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(964)
Accretion of discount	(4,500)
Amortization of discount and deferred financing costs	1,119
(Increase) decrease in receivable for investments sold and repaid	17,070
(Increase) decrease in dividends receivable	728
(Increase) decrease in interest receivable	(651)
(Increase) decrease in prepaid expenses and other assets	257
Increase (decrease) in payable for investments purchased	1,401
Increase (decrease) in interest expense payable(1)	(98)
Increase (decrease) in management fees payable	(867)
Increase (decrease) in incentive fees payable	911
Increase (decrease) in administrative services expense payable	1,588
Increase (decrease) in trustees’ fees payable	(20)
Increase (decrease) in other accrued expenses and liabilities	(2,081)
Net cash provided by (used in) operating activities	169,166

Cash flows from financing activities
Shareholder distributions paid	(61,542)
Deferred financing costs paid	(3)
Net cash provided by (used in) financing activities	(61,545)
Total increase (decrease) in cash, cash equivalents, restricted cash and foreign currency	107,621
Cash, cash equivalents, restricted cash and foreign currency at beginning of period	149,144
Cash, cash equivalents, restricted cash and foreign currency at end of period(2)	$256,765

Supplemental disclosure(1)
State taxes paid	$103
______________
(1)See Note 9 for a discussion of the Fund's financing arrangements. During the six months ended June 30, 2026, the Fund paid interest expense of $15,269 on financing arrangements.
(2)Includes cash of $213,091 and cash equivalents of $42,002, foreign currency of $578 and restricted cash of $1,094. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31,
		2025	2024	2023	2022	2021
Per Share Data:(1)
Net asset value, beginning of period	$18.22	$19.80	$20.58	$23.28	$21.54	$19.50
Results of operations
Net investment income(2)	0.70	1.42	1.77	1.07	0.93	0.58
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.15)	(0.69)	(0.53)	(2.63)	1.53	2.18
Net increase (decrease) in net assets resulting from operations	0.55	0.73	1.24	(1.56)	2.46	2.76
Shareholder Distributions:(3)
Distributions from net investment income	(0.61)	(1.75)	(2.02)	(1.14)	(0.72)	(0.72)
Return of capital	(0.22)	(0.56)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.83)	(2.31)	(2.02)	(1.14)	(0.72)	(0.72)
Net asset value, end of period	$17.94	$18.22	$19.80	$20.58	$23.28	$21.54
Market price common shares, end of period	$11.15	14.14	—	—	—	—
Shares outstanding, end of period	75,917,731	75,917,731	75,917,730	75,917,730	75,244,279	74,348,250
Total return at net asset value(4)	3.06%	3.75%	6.20%	(6.89)%	11.39%	14.22%
Total return at market price(5)	(15.70)%	4.10%	—	—	—	—

Ratio/Supplemental Data:
Net assets, end of period	$1,362,072	$1,383,373	$1,503,456	$1,562,055	$1,753,748	$1,602,323
Ratio of net investment income to average net assets(6)	7.72%	7.30%	8.65%	4.77%	4.02%	2.77%
Ratio of total operating expenses to average net assets(6)	7.25%	6.33%	5.69%	4.50%	6.78%	6.96%
Ratio of incentive fee waiver to average net assets(6)	(0.85)%	(0.16)%	—%	—%	—%	—%
Ratio of management fee waiver to average net assets(6)	(0.21)%	(0.03)%	—%	(0.02)%	(0.15)%	(0.09)%
Ratio of net operating expenses to average net assets(6)	6.19%	6.14%	5.69%	4.48%	6.63%	6.87%
Portfolio turnover	20%	67%	68%	46%	16%	44%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$520,000	$520,000	$500,000	$400,000	$762,751	$775,667
Asset coverage, per $1,000 of credit facility borrowings(7)	$3,619	$3,660	$4,007	$4,905	$3,299	$3,066
Asset coverage per unit of credit facility borrowings(7)	3.62	3.66	4.01	4.91	3.30	3.07
______________
(1)The share information utilized to determine per share data has been retroactively adjusted to reflect the reverse share split discussed in Notes 1 and 3. Per share data may be rounded in order to compute the ending net asset value per share. The outstanding shares reflect the reverse share split on a retroactive basis.
(2)The per share data was derived by using the average number of common shares of beneficial interest outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per common share of beneficial interest during the applicable period.
See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
(5)The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Fund's distribution reinvestment plan, or the DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Fund’s common shares. The historical calculation of total return based on market value in the table should not be considered a representation of the Fund’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets, general economic conditions and fluctuations in common share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
(6)Average net assets is used for this calculation. Ratios for the six months ended June 30, 2026 are annualized. Annualized ratios for the six months ended June 30, 2026 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2026.
(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.

See notes to unaudited consolidated financial statements.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Specialty Lending Fund (formerly FS Energy and Power Fund), or the Fund, was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced investment operations on July 18, 2011. The Fund is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Prior to October 28, 2025, the Fund had elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. On October 28, 2025, or the Reorganization Date, the Fund converted from a BDC to a closed-end fund registered under the 1940 Act by merging with and into a newly-formed Delaware statutory trust registered under the 1940 Act as a closed-end management investment company, or the Reorganization, pursuant to the Agreement and Plan of Reorganization, dated as of April 22, 2025, among the Fund and the newly formed closed-end fund, New FS Specialty Lending Fund, and, for the limited purposes set forth therein, FS/EIG Advisor, LLC. Upon the closing of the Reorganization, the closed-end fund changed its name to FS Specialty Lending Fund, the Advisor Transaction (defined below) occurred and the Fund’s investment advisor changed its name to FS Specialty Lending Advisor, LLC, or the Advisor. Following the Reorganization, the registered closed-end fund is the successor to the BDC, and the accounting and performance record of the registered closed-end fund is that of the BDC.
The Fund has various wholly-owned financing subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds or expects to hold interests in certain portfolio companies. One of the Fund's prior wholly-owned financing subsidiaries was Sustainable Infrastructure Investments, LLC, or SIIJV, which prior to December 18, 2024, was a joint venture between the Fund and Imperial Sustainable Infrastructure Investments, LLC. On December 18, 2024, the Fund purchased Imperial Sustainable Infrastructure Investments, LLC’s remaining 12.5% interest in SIIJV and SIIJV became a wholly-owned subsidiary of the Fund. SIIJV was subsequently dissolved on March 25, 2026. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of June 30, 2026 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund's consolidated subsidiaries are subject to U.S. federal and state income taxes.
The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in private and public credit in a broad set of industries, sectors and sub-sectors. The Fund’s investment policy is to invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes).
The Fund was previously managed by FS/EIG Advisor, LLC, or FS/EIG Advisor, pursuant to an investment advisory and administrative services agreement, dated as of April 9, 2018, or the FS/EIG investment advisory agreement. FS/EIG Advisor was jointly operated by an affiliate of Franklin Square Holdings, L.P. (which does business as Future Standard) (formerly FS Investments), or FS, and EIG Asset Management, LLC, or EIG. On the Reorganization Date, Future Standard acquired EIG's interest in FS/EIG Advisor, or the Advisor Transaction and the Fund entered into a new investment advisory agreement with the Advisor, or the Current Advisory Agreement. As a result of the Advisor Transaction, FS/EIG Advisor became an indirect wholly-owned subsidiary of FS, and FS/EIG Advisor changed its name to FS Specialty Lending Advisor, LLC. The Future Standard Global Credit Team assumed full responsibility for providing investment advisory services and services related to the Fund's administration and operations following the completion of the Reorganization and the Advisor Transaction.
On November 13, 2025, or the Listing Date, the Fund listed its common shares on the New York Stock Exchange, or NYSE, under the symbol “FSSL.”
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2025 included in the Fund’s certified shareholder report on Form N-CSR. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946. The Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its unaudited consolidated financial statements. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund's unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation. The Fund's cash is held with major financial institutions and may exceed federally insured limits.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares.
The Fund’s board of trustees, or the Board, is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Advisor’s valuation policy, or the Valuation Policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated the Advisor as valuation designee with day-to-day responsibility for implementing the Fund's portfolio valuation process set forth in the Valuation Policy subject to the oversight of the Board. The audit committee of the Board is responsible for overseeing the Advisor’s implementation of the Fund’s valuation process. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from the Advisor, as valuation designee, on a quarterly basis.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will consist of (1) securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, (2) securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC securities or (3) certain illiquid securities issued by private companies and/or thinly traded public companies which are generally subject to restrictions on resale and ordinarily have not established a trading market.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by the Advisor to be unreliable (and therefore, not readily available), the Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service or by the Advisor's Fair Value Committee, or the Fair Value Committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by the Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Advisor, under the oversight of the Board, in accordance with the Valuation Policy. In making such determination, it is expected that the Advisor may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
•The quarterly fair valuation process begins with the Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;
•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to the Advisor in the form of a valuation range;
•The Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;
•The Advisor then provides the audit committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;
•The audit committee of the Board then meets with the Advisor to receive the relevant quarterly reporting and to discuss any questions from the audit committee in connection with the audit committee's role in overseeing the fair valuation process; preliminary valuations are then presented to and discussed with the audit committee of the Board;
•Following the completion of fair valuation oversight activities, the audit committee of the Board, with assistance from the Advisor, provides the Board with a report regarding the quarterly valuation process.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund's unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund's unaudited consolidated financial statements. In making its determination of fair value, the Advisor may use any independent third-party pricing or valuation service for which it has performed the appropriate level of due diligence. However, the Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by the Advisor, or from any approved independent third-party valuation or pricing service, that the Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that the Advisor, any approved independent third-party valuation service and the audit committee of the Board may consider when determining the fair value of the Fund's investments.
The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower's debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of Collateralized Loan Obligation, or CLO, subordinated notes considers a variety of relevant factors, including recent purchases and sales known to the Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates/recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund's equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund's equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
When utilized, derivatives will be priced in the same manner as securities and loans, i.e., primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by the Advisor in determining the appropriate fair value.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the unaudited consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the unaudited consolidated statement of assets and liabilities as an asset (liability) and in the unaudited consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund holds investments in certain securities that accumulate PIK income to be paid upon the redemption, liquidation or maturity of the underlying investment. Such PIK income is accumulated onto the principal balance of the respective security. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund's policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund's judgment.
Distributions received from common equity investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information or estimates provided by the respective portfolio companies. These estimates may subsequently be revised based on the information received from the respective portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the six months ended June 30, 2026, the Fund recognized $656 in structuring and upfront fee revenue.
The Fund invests in CLOs. Interest income from investments in the “equity” class of these CLOs (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited consolidated statement of operations. During the six months ended June 30, 2026, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has not recorded a provision for taxes related to its wholly-owned taxable subsidiaries for the six months ended June 30, 2026. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Total Return Swaps: The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party agrees to make periodic payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.
The fair value of the Fund’s investment in the CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the Fund’s initial investment in the CLO Warehouse. Consistent with ASC Topic 820, the excess spread represents the price that would be received from the sale of the CLO Warehouse investment in an orderly transaction between market participants. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes.
Segment Reporting: The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, to a lesser extent, long-term capital appreciation. The chief operating decision maker, or CODM, is the Fund's chief executive officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s change in net assets resulting from operations. In addition to numerous other factors and metrics, the CODM utilizes net investment income as a key metric in determining the amount of dividends to be distributed to the Fund’s common shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying unaudited consolidated statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying unaudited consolidated statement of operations.
Recent Accounting Pronouncements: In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures, or ASU 2024-03, which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026.. Early adoption and retrospective application are permitted. The Fund is currently assessing the impact of this guidance, but does not expect a material impact to its unaudited consolidated financial statements.
Note 3. Share Transactions
There were no capital transactions with respect to the Fund's common shares during the six months ended June 30, 2026. During the year ended December 31, 2025, the Fund issued one common share to the Advisor at the Fund's then-current NAV of $19.26, in order to take certain actions as the initial sole shareholder of the Fund. As of June 30, 2026 and December 31, 2025, there were 75,917,731 shares outstanding.
Distribution Reinvestment Plan
Effective as of the Listing Date, the Fund adopted a distribution reinvestment plan, or DRP. Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions on behalf of shareholders who do not elect to receive their distributions in cash. As a result, shareholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional common shares of the Fund.
During the six months ended June 30, 2026 and the year ended December 31, 2025, the administrator for the Fund's DRP, purchased 625,771 shares and 431,275 shares, respectively, of the Fund's common shares in the open market at an average price per share of $12.30 (totaling $7,698) and $13.61 (totaling $5,870), respectively, pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from July 1, 2026 to August 25, 2026, the Fund issued 92,247 common shares at an average price per share of $11.29 (totaling $1,041) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.
Reverse Share Split
On May 15, 2025, every six common shares of the Fund were combined into one share, and each shareholder’s common shares were automatically converted into a number of common shares (and/or fractional common shares, as applicable) equal to the number of common shares of the Fund held immediately prior to the reverse share split divided by six. As of May 15, 2025, the number of outstanding shares of the Fund’s common shares was reduced from 455,506,155 to 75,917,730. The reverse share split did not modify the rights or preferences of the Fund’s common shares. There was no change in the par value of $0.001 per share as a result of the reverse share split.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions
Previous Advisory Agreement with FS/EIG Advisor
Pursuant to the FS/EIG investment advisory agreement, which was effective through October 27, 2025, FS/EIG Advisor was entitled to an annual base management fee and an incentive fee based on the Fund’s performance. The base management fee was payable quarterly in arrears, and was calculated at an annual rate of 1.75% of the average weekly value of the Fund’s gross assets. The incentive fee consisted of two parts (i) the incentive fee on capital gains and (ii) the incentive fee on subordinated income.
The incentive fee on capital gains under the FS/EIG investment advisory agreement was determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee equaled 20.0% of the Fund’s “incentive fee capital gains”, which were the Fund’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains. The Fund accrued for the incentive fee on capital gains, which, if earned, would be paid annually. The Fund accrued the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FS/EIG Advisor would be based on realized gains and no such fee would be payable with respect to unrealized gains unless and until such gains were actually realized.
The subordinated incentive fee on income under the FS/EIG investment advisory agreement was calculated and payable quarterly in arrears and equaled 20.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS/EIG Advisor would not earn this incentive fee for any quarter until the Fund’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 1.625%. For purposes of this fee, “adjusted capital” meant cumulative gross proceeds generated from sales of the Fund’s common shares reduced for distributions from non-liquidating dispositions of the Fund’s investments paid to shareholders. Once the Fund’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FS/EIG Advisor would be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee net investment income for such quarter equaled 2.031%, or 8.125% annually, of adjusted capital. This “catch-up” feature would allow FS/EIG Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FS/EIG Advisor would be entitled to receive 20.0% of the Fund’s pre-incentive fee net investment income.
Current Advisory Agreement with FS Specialty Lending Advisor
Prior to October 28, 2025, FS/EIG Advisor was jointly operated by an affiliate of FS and EIG. On October 28, 2025, FS acquired EIG's interest in FS/EIG Advisor, and the Fund entered into the Current Advisory Agreement with the Advisor.
Pursuant to the Current Advisory Agreement, which became effective on October 28, 2025, the Advisor is entitled to an annual base management fee and an income incentive fee, which calculations differ for quarters prior to the Listing Date, or the Pre-Listing Fee Rates, and quarters ended after the Listing Date, or the Post-Listing Fee Rates.
The base management fee is payable quarterly in arrears, and is calculated at an annual rate equal to (i) 1.75% of the average daily value of the Fund’s gross assets during such quarter for any quarter ending before the Listing Date or (ii) 1.50% of the average daily value of the Fund’s gross assets during such quarter for any quarter ending after the Listing Date. Effective on the Listing Date and for so long as the Fund is a registered closed-end fund, the Advisor has contractually agreed to waive a portion of the Fund’s base management fee such that the base management fee shall not exceed an amount equal to the annual rate of 1.35% of the Fund’s average daily gross assets. Amounts waived by the Advisor will not be subject to recoupment from the Fund.
In addition, pursuant to the Current Advisory Agreement, the Fund has agreed to pay the Advisor an incentive fee based on income, calculated and payable quarterly in arrears and, for any quarter ending before the Listing Date, equal to 20.00% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, the Advisor will not earn this incentive fee for any quarter until the Fund’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of common shares by the Fund (including proceeds from its distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Fund’s investments paid to shareholders and amounts paid for share repurchases pursuant to the Fund’s share repurchase program. Once the Fund’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. This “catch-up” feature will allow the Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Advisor will be entitled to receive 20.0% of the Fund’s pre-incentive fee net investment income. For any quarter ending after the Listing Date, the incentive fee on income is calculated and payable quarterly in arrears and equals 20.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter subject to a hurdle rate, expressed as a rate of return on net assets, equal to 1.5% per quarter, or an annualized hurdle rate of 6.0%. As a result, the Advisor will not earn this incentive fee for any quarter until the Fund’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.5%. Once the Fund’s pre-incentive fee net investment income in

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee net investment income for such quarter equals 1.875%, or 7.5% annually, of net assets. This “catch-up” feature will allow the Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Advisor will be entitled to receive 20.0% of the Fund’s pre-incentive fee net investment income.
Effective on the Listing Date and for so long as the Fund is a registered closed-end fund, the Advisor has contractually agreed to waive a portion of the Fund’s incentive fee in an amount equal to 10.00% of the Fund’s pre-incentive fee net investment income. Additionally, while the waiver is in effect, for purposes of calculating the Fund’s incentive fee on income, the Fund’s pre-incentive fee net investment income will be subject to a hurdle rate equal to 1.50% per quarter, or 6.0% annualized. As a result, the Advisor will not earn this incentive fee for any quarter until the Fund’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.5%. Once the Fund’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee net investment income for such quarter equals 1.667%, or 6.667% annually, of net assets. This “catch-up” feature will allow the Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Advisor will be entitled to receive 10.00% of the Fund’s pre-incentive fee net investment income. Amounts waived by the Advisor will not be subject to recoupment from the Fund.
In addition, the Advisor agreed that, for the period from October 28, 2025 to the Listing Date, to the extent that the Pre-Listing Fee Rate would result in an aggregate base management fee and incentive fee, or the Applicable Fee, that is less than the aggregate base management fee and incentive fee that would result from the Post-Listing Fee Rate, the Advisor would waive a portion of the base management fee and/or incentive fee such that for the period from October 28, 2025 to the Listing Date, the aggregate base management fee and incentive fee paid by the Fund will not exceed the Applicable Fee.
Administrative Services
The Advisor performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing shareholder reports and regulatory filings. In addition, the Advisor assists the Fund in calculating its net asset value, oversees the preparation and filing of tax returns and the printing and dissemination of reports to Fund shareholders, and oversees the payment of Fund expenses and the performance of administrative and professional services rendered to the Fund by others. No separate fee is payable to the Advisor pursuant to the Administration Agreement between the Fund and the Advisor dated October 28, 2025, or the Administration Agreement that was payable to FS/EIG Advisor pursuant to the FS/EIG Investment advisory agreement; however, the Fund has and will reimburse the Advisor for expenses related to the provision of administrative and operational services to the Fund.
The Fund reimburses the Advisor for expenses necessary to perform services related to the Fund’s administration and operations, including the Advisor’s allocable portion of the compensation and/or related expenses of certain personnel of Future Standard, and, previously, EIG, providing administrative services to the Fund on behalf of the Advisor, and for transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. The Fund reimburses the Advisor no less than quarterly for expenses necessary to perform services related to the Fund’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Fund estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Fund based on factors such as time allocations and other reasonable metrics. The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to the Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable BDCs or investment companies, as applicable. The Fund does not reimburse the Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Advisor.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses incurred under the Administration Agreement and the Current Advisory Agreement during the six months ended June 30, 2026:

Related Party	Source Agreement	Description	Amount
FS Specialty Lending Advisor, LLC	Current Advisory Agreement	Base Management Fee(1)	$12,921
FS Specialty Lending Advisor, LLC	Current Advisory Agreement	Incentive Fee(2)	$5,808
FS Specialty Lending Advisor, LLC	Administration Agreement	Administrative Services Expenses(3)	$3,756
______________
(1)During the six months ended June 30, 2026, $13,788 in management fees were paid to FS Specialty Lending Advisor. The management fee amount shown in the table above is net of the management fee waiver of $1,436. As of June 30, 2026, $6,473 in management fees were payable to FS Specialty Lending Advisor.
(2)During the six months ended June 30, 2026, $4,897 incentive fees were paid to the Advisor. The incentive fee amount shown in the table above is net of the incentive fee waiver of $5,808. As of June 30, 2026, $2,877 in incentive fees were payable to the Advisor.
(3)During the six months ended June 30, 2026, the Fund paid $2,168 in administrative services expenses to FS Specialty Lending Advisor.
Potential Conflicts of Interest
The members of the senior management and investment teams of the Advisor serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund does, or of investment vehicles managed by the same personnel. The officers, managers and other personnel of the Advisor serve and may serve in the future in similar or other capacities for the investment advisers to the other funds managed or advised by Future Standard, and may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with Future Standard. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interests or in the best interest of the Fund’s shareholders. The Fund’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In addition, members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund also invests. Subject to applicable law, the Fund may periodically sell loans that it previously acquired after a short period of time to earn fees or other revenue, including from purchasers that do not participate in loan originations. The Advisor or its affiliates may receive asset-based fees from purchasers that are advisory clients, resulting in a conflict of interest for the Advisor. In some cases, the Advisor (or an affiliate) will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund and to allocate opportunities to such a third-party investor.
The Advisor’s affiliates and its personnel are simultaneously providing investment advisory services to other affiliated entities. The Advisor may determine that it is appropriate for the Fund and one or more other investment accounts managed by the Advisor’s affiliates to participate in an investment opportunity. To the extent the Fund is able to make co-investments with investment accounts managed by the Advisor or its affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to the Fund and other participating accounts. To mitigate these conflicts, the Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction. As affiliates of Future Standard currently serve as the investment adviser to other entities and accounts, it is possible that some investment opportunities will be provided to such other entities and accounts rather than to the Fund.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
Fund Focused Investment Vehicle
FS, the parent company of the Advisor, committed capital to a newly formed investment vehicle established to invest from time to time in common shares of the Fund, initially in an amount up to $20 million of purchases, subject to certain limitations, which amount may be increased in the future. All of the investment vehicle's decisions regarding the investment or voting of any common shares that it owns will be made by an investment committee consisting of three or more persons who are not officers or trustees of the Fund. There can be no assurance that the investment vehicle will purchase any common shares.
Participating Funds Total Return Swaps
Prior to the Listing Date, certain funds sponsored by FS, or the Participating Funds, entered into a share swap confirmation with a financial institution, or TRS Counterparty, governing an equity total return swap, each, an "Equity TRS", for common shares of the Fund. The investment advisor to each Participating Fund is owned by FS. Each Equity TRS enables the relevant Participating Fund to obtain economic benefit of owning common shares of the Fund, in return for an interest-type payment to the TRS Counterparty. Each Equity TRS has a term of three years, but may be terminated. In each case, earlier in whole or in part following the occurrence of certain prescribed events agreed to between the TRS Counterparty and the relevant Participating Fund. The aggregate initial maximum amount of common shares referenced in the two Equity TRSs is $75 million, which amount may be increased in the future.
Exemptive Relief
The Fund has received exemptive relief from the SEC permitting it to co-invest, subject to the satisfaction of certain conditions, in certain privately negotiated investment transactions with certain affiliates. This exemptive relief includes: an order dated June 4, 2013, that permits certain follow-on and disposition transactions related to past co-investments with certain affiliates of the Fund’s former investment adviser, including FS KKR Capital Corp.; an order dated April 10, 2018, that permits certain follow-on and disposition transactions related to past co-investments with certain EIG-advised funds; and an order dated November 13, 2024, that permits certain co-investments with certain affiliates of the Advisor, including FS Credit Opportunities Corp. and FS Credit Income Fund, among others. On April 29, 2025, the SEC granted an exemptive order that supersedes the November 13, 2024 order. The new order similarly permits co-investments with certain affiliates but will simplify certain of the conditions under the current order and provide more flexibility than the current order.
Bridge Street CLO IV Ltd., Bridge Street CLO V Ltd. and Bridge Street CLO VI Ltd. (each, a CLO Issuer)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of the Advisor. In accordance with an agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of any CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to a portion of the compensation received by FSSPA from the CLO Issuer, equal to the Fund's percentage ownership of the CLO Issuer's subordinated notes, for FSSPA's collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the expense reimbursement agreement.
On the respective CLO issuance dates, the respective CLO Issuer issued to the market various tranches of notes, including the issuance of subordinated notes to the Fund in each case. Upon any refinancing of the CLO Notes issued by a CLO Issuer, the Fund may acquire additional tranches of the refinanced CLO Notes.
The following table presents summary information with respect to the Fund’s CLO issuances:

CLO Issuer	CLO Issuance Date	CLO Reset Date	Total CLO Notes Issued	Subordinated Notes Issued to the Fund
Bridge Street CLO IV Ltd.(1)	April 26, 2024	May 8, 2026	$355,880	$23,700
Bridge Street CLO V Ltd.	April 3, 2025	N/A	$408,000	$19,500
Bridge Street CLO VI Ltd.	November 17, 2025	N/A	$405,000	$37,000
______________
(1)    The total CLO Notes Issued represents the total notes issued after the May 8, 2026 refinance. Prior to May 8, 2026, there were 354,700 notes issued.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions
During the six months ended June 30, 2026 and the year ended December 31, 2025, the Fund declared and paid cash distributions of $0.83 per common share of beneficial interest in the total amount of $62,650 and $2.31 per common share of beneficial interest in the total amount of $175,724, respectively.
On July 7, 2026 and August 11, 2026, the Board declared regular monthly cash distributions in the amount of $0.1375 and $0.1495 per common share of beneficial interest for July and August, respectively. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of all shareholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then shareholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common shares.
The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The Fund's distribution proceeds have exceeded and in the future may exceed its earnings. Therefore, portions of the distributions that the Fund has made represented, and may make in the future may represent, a return of capital to shareholders, which lowers their tax basis in their common shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Fund’s shareholders. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $1,739,813 as of June 30, 2026. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(100,149), which was comprised of gross unrealized appreciation of $47,702 and gross unrealized depreciation of $(147,851), as of June 30, 2026.
As of June 30, 2026, the Fund had gross deferred tax assets of $110,677 particularly resulting from interest expense disallowance, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary. As of June 30, 2026, the Fund had no deferred tax liability. As of June 30, 2026, certain wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize the deferred tax assets, therefore, the deferred tax assets were offset by valuation allowances of $110,677.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund may utilize total return swaps to obtain exposure to securities without owning such securities. A total return swap, or TRS, is a contract in which there is an exchange of cash flows whereby one party agrees to make periodic payments based on the total return (distributions or periodic interest payments plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty. Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market.
The Fund entered into an equity total return swap with Nomura Global Financial Products, Inc., or Nomura. Under the Nomura TRS, the Fund obtained the economic benefit of owning shares of FS Credit Opportunities Corp., or FSCO, an investment company registered under the 1940 Act, without actually owning them, and Nomura received an interest-type payment in return. The investment adviser to FSCO is owned by Franklin Square Holdings, L.P., which is also the owner of the Advisor.
The Nomura TRS was marked-to-market daily and the change in market value was recorded as unrealized appreciation or depreciation on swap contracts in the unaudited consolidated statement of assets and liabilities. Pursuant to its terms, the Nomura TRS settled monthly and a realized gain or loss was recorded in the unaudited consolidated statement of operations equal to the difference between the value of the shares underlying the Nomura TRS at the time the swap was entered into or the previous settlement date and the value as of the then current settlement date, plus dividends received and less accrued interest. Any dividends received by Nomura as holder of the FSCO shares were paid to the Fund. The Nomura TRS had a term of three years, but it could be terminated earlier in whole or in part following the occurrence of certain prescribed events agreed to between Nomura and the Fund. The primary underlying risk exposure through the use of equity total return swaps was equity market risk. The Nomura TRS terminated on March 3, 2025.
On February 15, 2024, FSSL Finance BNPP TRS LLC, or FSSL Finance BNPP TRS, a wholly-owned financing subsidiary of the Fund, entered into a TRS for a portfolio of senior secured floating rate loans with BNP Paribas, or BNPP. The BNPP TRS enabled the Fund, through its ownership of FSSL Finance BNPP TRS, to obtain the economic benefit of owning broadly syndicated loans subject to the TRS, without actually owning them, in return for an interest-type payment to BNPP. As such, the BNPP TRS was analogous to the Fund borrowing funds to acquire loans and incurring interest expense to a lender.
The terms of the BNPP TRS included, among other things, (a) payment by BNPP to FSSL Finance BNPP TRS of all interest and fees (less applicable withholding taxes) on the underlying loans, (b) payment by FSSL Finance BNPP TRS to BNPP of (i) a financing fee on the outstanding notional amount of the TRS at a rate equal to USD-SOFR Compounded Index plus 1.65% per annum, and (ii) a utilization fee of 0.85% per annum on the difference between any lesser usage amount and a $100,000 minimum usage threshold, (c) upon the termination or repayment of any loan subject to the TRS, FSSL Finance BNPP TRS either would receive from BNPP the appreciation in the value of such loan or would pay to BNPP any depreciation in the value of such loan and (d) guarantee by the Fund of all obligations of FSSL Finance BNPP TRS. The BNPP TRS terminated on June 4, 2025.
The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of June 30, 2026 was as follows:

Fair Value
Instrument	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	$ 320(1)	$—
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:
(1)    Unrealized appreciation on forward foreign currency exchange contracts.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
The effect of derivative contracts (which are not considered to be hedging instruments for accounting purposes) on the Fund's statements of operations for the six months ended June 30, 2026 were as follows:

	Net Realized Gains (Losses) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$ (1,185)(1)	$ 964(2)
Market Risk
Options written	$ 2,166(3)	$ —
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:
(1)    Net realized gain (loss) on forward foreign currency exchange contracts.
(2)    Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
(3)    Net realized gain (loss) on options written.
The average notional amount of forward foreign currency exchange contracts and options written outstanding during the six months ended June 30, 2026, which are indicative of the volumes of these derivative types were $27,060 and $135, respectively.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the six months ended June 30, 2026 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	2,166
Net change in unrealized appreciation (depreciation)	—
Premiums received on options written	(2,166)
Premiums paid on exit	—
Fair value at end of period	$—
The Fund has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Fund’s unrealized appreciation and depreciation on derivative instruments are reported as gross assets and liabilities, respectively, in the unaudited consolidated statement of assets and liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of any collateral received or pledged by the Fund for such assets and liabilities as of June 30, 2026:

Counterparty	Derivative Assets	Derivative Liabilities	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(1)	Cash Collateral (Received) Pledged(1)	Net Amount of Derivative Assets (Liabilities)(2)
Nomura Global Financial Products, Inc.	$320	—	$320	—	—	$320
_____________
(1)    In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(2)    Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2026:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,549,406	$1,512,266	92%
Senior Secured Loans—Second Lien	57,602	25,793	2%
Senior Secured Bonds	30,445	30,265	2%
Unsecured Debt	425	425	0%
Asset Based Finance	47,796	38,995	2%
Equity/Other	46,432	31,920	2%
Total	$1,732,106	$1,639,664	100%
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of June 30, 2026, the Fund held investments in seven portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnote (p) to the unaudited consolidated schedule of investments as of June 30, 2026 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2026, the Fund had 33 senior secured loan investments with aggregate unfunded commitments of $171,483. The Fund maintains sufficient cash on hand and/or available borrowings and/or liquid securities to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2026:

Industry Classification	Fair Value	Percentage of Portfolio
Health Care Equipment & Services	$234,824	14%
Commercial & Professional Services	212,473	13%
Capital Goods	194,792	12%
Consumer Durables & Apparel	175,190	11%
Consumer Services	135,426	8%
Materials	118,008	7%
Consumer Discretionary Distribution & Retail	109,778	7%
Financial Services	75,676	5%
Automobiles & Components	71,842	4%
Media & Entertainment	62,619	4%
Energy	49,827	3%
Pharmaceuticals, Biotechnology & Life Sciences	42,362	2%
Software & Services	34,411	2%
Telecommunication Services	24,817	2%
Food, Beverage & Tobacco	24,690	2%
Transportation	24,386	1%
Insurance	18,303	1%
Real Estate Management & Development	15,716	1%
Household & Personal Products	14,524	1%
Total	$1,639,664	100%
Purchases and sales of securities during the six months ended June 30, 2026, other than short-term securities and U.S. government obligations, were $325,646 and $431,768, respectively.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of June 30, 2026, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$430,127	$1,082,139	$1,512,266
Senior Secured Loans—Second Lien	—	—	25,793	25,793
Senior Secured Bonds	—	30,265	—	30,265
Unsecured Debt	—	—	425	425
Asset Based Finance	—	—	38,995	38,995
Equity/Other	—	—	31,920	31,920
Total Investments	$—	$460,392	$1,179,272	$1,639,664
As of June 30, 2026, the Fund had a cash equivalent invested in the Allspring Government Money Market Fund with a fair value of $42,002, categorized as Level 1 in the fair value hierarchy. As of June 30, 2026, the Fund also had forward foreign currency exchange contracts of $320, which are categorized as Level 2 in the fair value hierarchy.
The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy. The Board has designated the Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to oversight by the Board. The audit committee of the Board is responsible for overseeing the Advisor’s implementation of the Fund’s valuation process.
The Fund’s investments consist primarily of debt securities that were acquired directly from the issuer. Except as described below, the Fund values its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the unaudited consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. When a current price is not available from an independent third-party pricing service, investments may be valued by the Advisor as determined in good faith. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the unaudited consolidated financial statements is valued at cost if the Advisor determines that the cost of such investment is the best indication of its fair value.
The Advisor periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Advisor believes that these prices are reliable indicators of fair value. The Advisor reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Valuation Policy.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2026:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Unsecured Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$1,089,944	$29,799	$—	$43,880	$38,961	$25,894	$1,228,478
Accretion of discount (amortization of premium)	3,298	—	—	(4)	—	—	3,294
Net realized gain (loss)	278	—	—	(10)	—	560	828
Net change in unrealized appreciation (depreciation)	(11,256)	(5,453)	—	(363)	1,278	6,372	(9,422)
Purchases	204,352	—	—	—	—	442	204,794
Paid-in-kind interest	3,152	1,447	—	1,273	—	271	6,143
Sales and repayments	(207,629)	—	—	(44,351)	(1,244)	(2,027)	(255,251)
Transfers into Level 3(1)	—	—	—	—	—	408	408
Transfers out of Level 3(1)	—	—	—	—	—	—	—
Fair value at end of period	$1,082,139	$25,793	$—	$425	$38,995	$31,920	$1,179,272
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(9,018)	$(5,455)	$—	$—	$1,278	$(7,637)	$(20,832)
______________
(1)Transfers into and out of Level 3 may occur as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the six months ended June 30, 2026, transfers into Level 3 were due to decreased price transparency.
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2026 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$980,126	Market Comparables	Market Yield (%)	6.1%-25.2%	10.4%
			EBITDA Multiples (x)	3.8x-6.8x	5.8x
	46,543	Cost
	55,470	Other(2)
Senior Secured Loans—Second Lien	25,793	Market Comparables	Market Yield (%)	12.1%-12.6%	12.4%
			EBITDA Multiples (x)	9.8x-10.3x	10.0x
			Revenue Multiples (x)	1.9x-2.1x	2.0x
Unsecured Debt	425	Other(2)
Asset Based Finance	38,995	Discounted Cash Flow	Discount Rate (%)	15.7%-18.0%	16.9%
Equity/Other	29,147	Market Comparables	EBITDA Multiples (x)	3.3x-6.5x	5.1x
			Net Aircraft Book Value Multiple (x)	1.0x-1.1x	1.0x
	2,362	Discounted Cash Flow	Discount Rate (%)	10.0%-10.0%	10.0%
	411	Other(2)
Total	$1,179,272
______________
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair valued based on expected outcome of proposed corporate transactions, other factors or determined in good faith by the Advisor.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangement
The following table presents summary information with respect to the Fund’s outstanding financing arrangement as of June 30, 2026:

Arrangement(1)	Type of Arrangement	Rate(2)	Amount Outstanding	Amount Available	Maturity Date
Barclays Facility	Repurchase	Term SOFR+1.85% - 4.20%	$520,000	$130,000	August 12, 2028
______________
(1) The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.
(2)    The financing fee under the Barclays Facility is based on three-month term SOFR (with a floor of 0.00%) plus a facility margin calculated monthly as the weighted average of the individual margin of the collateral obligations.
For the six months ended June 30, 2026, the components of total interest expense for the Fund’s financing arrangements were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs	Total
Barclays Facility	$15,171	$1,119	$16,290
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any.
The Fund’s average borrowings and weighted average interest rate for the six months ended June 30, 2026 were $520,000 and 5.88%, respectively. As of June 30, 2026, the Fund’s weighted average effective interest rate on borrowings was 6.11%. Weighted average interest rate and weighted average effective interest rate includes the effect of unused fees and commitment fees, if any.
Barclays Facility
On September 6, 2023, the Fund, through two wholly-owned, special purpose financing subsidiaries, FSSL Finance BB AssetCo LLC, or FSSL Finance BB AssetCo, and FSSL Finance BB Seller LLC, or FSSL Finance BB Seller, entered into a financing arrangement with Barclays Bank PLC, or Barclays, pursuant to which up to $650,000 will be made available to fund investments in loans and other corporate securities, or together, the Collateral Obligations, and for other general corporate purposes, or the Barclays Facility, as amended on August 12, 2025.
The financing fee under the Barclays Facility is based on three-month term SOFR (with a floor of 0.00%) plus a facility margin calculated monthly as the weighted average of the individual margin of the Collateral Obligations (such individual margins ranging from 1.85% to 4.20%, depending on the type of Collateral Obligations).
Pursuant to the financing arrangement, the Fund may contribute Collateral Obligations from time to time to FSSL Finance BB AssetCo, pursuant to a Sale and Contribution Agreement, dated as of September 6, 2023, between the Fund and FSSL Finance BB AssetCo, or the Sale and Contribution Agreement. The assets held by FSSL Finance BB AssetCo secure the obligations of FSSL Finance BB AssetCo under the notes, or the Notes, issued by FSSL Finance BB AssetCo to FSSL Finance BB Seller, pursuant to an indenture, dated as of September 6, 2023, with Computershare Trust Company, N.A., or Computershare, as trustee, or the Indenture.
Principal on the Notes will be due and payable on the stated maturity date of July 1, 2033, and the Notes do not bear interest. Pursuant to the Indenture, FSSL Finance BB AssetCo has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Indenture contains events of default customary for similar transactions, including, without limitation: (a) failure to make principal payments on the Notes at their stated maturity or any earlier redemption date or to make interest payments on the Notes; (b) failure to disburse amounts in accordance with the priority of payments; (c) occurrence of certain bankruptcy and insolvency events with respect to FSSL Finance BB AssetCo; and (d) occurrence of a Repurchase Date under the Repurchase Agreement (defined below) as a result of an event of default with respect to FSSL Finance BB Seller. FSSL Finance BB Seller acquired and subscribed for the Notes pursuant to a Subscription Agreement, dated as of September 6, 2023, between FSSL Finance BB AssetCo and FSSL Finance BB Seller as the investor.
On September 6, 2023, FSSL Finance BB Seller entered into a Master Confirmation in respect of Repurchase Transactions with Barclays, or the Confirmation, which supplements and is subject to the Master Repurchase Agreement, dated as of September 6, 2023, between FSSL Finance BB Seller and Barclays, or the Master Repurchase Agreement, and such Master Repurchase Agreement, as supplemented and evidenced by the Confirmation, or the Repurchase Agreement. Pursuant to the Repurchase Agreement, on one or more occasions beginning September 6, 2023, Barclays began purchasing the Notes held by FSSL Finance BB Seller for an aggregate purchase price of $520,000 outstanding as of June 30, 2026, which price may, subject to satisfaction of certain conditions, increase from time to time up to the maximum aggregate purchase price of $650,000.
Pursuant to the Repurchase Agreement, FSSL Finance BB Seller has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Repurchase Agreement contains events of default customary for similar financing transactions, including, without limitation: (a) failure to pay the

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangement (continued)
repurchase price upon the applicable payment dates; (b) failure to pay the financing fees and make-whole amounts when due; (c) failure to post collateral as required; (d) occurrence of an event of default under the Indenture, (e) occurrence of insolvency events with respect to FSSL Finance BB Seller; (f) cross default by the Fund with respect to its indebtedness above a certain threshold amount and (g) financial covenant breach by the Fund.
As of June 30, 2026, Notes in an aggregate principal amount of $520,000 had been purchased by FSSL Finance BB Seller from FSSL Finance BB AssetCo and subsequently sold to Barclays under the Barclays Facility for net proceeds of $515,215. The carrying amount outstanding under the Barclays Facility approximates its fair value. The Fund funded the purchase of Notes by FSSL Finance BB Seller through a capital contribution to FSSL Finance BB Seller. The Notes issued by FSSL Finance BB AssetCo and purchased by FSSL Finance BB Seller eliminate in consolidation on the Fund's unaudited consolidated financial statements.
The Fund incurred costs in connection with obtaining the Barclays Facility, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Barclays Facility. As of June 30, 2026, $4,785 of such deferred financing costs had yet to be amortized to interest expense.
The following table presents the carrying amount of the collateral pledged with the Fund's open repurchase agreement as of June 30, 2026:

Counterparty	Repurchase Agreement	Non-Cash Collateral Pledged(1)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(2)
Barclays Facility	$(515,215)	$515,215	$—	$—
_________________________
(1)    In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(2)    Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.
The repurchase agreement is collateralized by all or a portion of the securities held within FSSL Finance BB AssetCo LLC. The following table presents the fair market value of collateral, principal value and principal value plus accrued interest of the securities pledged as collateral to the Barclays Facility as of June 30, 2026:

Repurchase Agreement	Fair Market Value of Collateral	Principal Value	Principal Value including Accrued Interest
Barclays Facility(1)	$989,300	$520,000	$521,344
_________________________
(1)     See footnote (f) to the unaudited consolidated schedule of investments as of June 30, 2026 in this semi-annual report on Form N-CSR.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2026:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30 - 90 Days	More Than 90 Days	Total
Repurchase Agreement
Barclays Facility(1)	$—	$—	$—	$(521,344)	$(521,344)
_________________________
(1)     The repurchase agreement is collateralized by Senior Secured Loans.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sub-section entitled "Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)" in the Fund's audited consolidated financial statements contained in its annual report as of and for the fiscal year ended December 31, 2025.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)

Senior Secured Debt Risk: Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guarantee that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that the Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)

into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on the Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Rule 18f-4 under the 1940 Act, or the Derivatives Rule, provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits registered investment companies, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.
Registered investment companies that do not qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a DRMP, and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on VaR; and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.
The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.
The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of the Fund’s investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or its performance. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect the Fund’s use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended, or the Securities Act, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs the Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)

is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Economic Downturn or Recession or Other Market Disruption: Many of the Fund's investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund's non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund's portfolio and a decrease in the Fund's revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund's funding costs, limit the Fund's access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund's operating results.
The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies, terrorism, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.
Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.
The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.
Focused Investment Risk: To the extent that the Fund focuses its investments in a particular industry, the NAV of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, changes in interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.
Inflation and Deflation Risk: Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s securities and distributions to its shareholders can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.
Certain of the Fund’s portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)

ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.
Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on the Fund’s investment objectives, the Fund’s rate of return on invested capital and the Fund’s ability to service its debt and make distributions to shareholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
The Fund’s investment portfolio primarily consists of senior secured debt. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of its investments, even if unrealized, must be reflected in the Fund’s financial statements for the applicable period and may therefore have a material adverse effect on the Fund’s results of operations for that period. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with high interest rates, which may have an adverse impact on the Fund’s net investment income and results of operations.
Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which it borrows funds or pays interest on any debt securities and the rate at which the Fund invests these funds. The recent increases in interest rates will make it more expensive to use debt to finance the Fund’s investments and to refinance any financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce the Fund’s net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact the Fund’s net investment income.
The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position the Fund’s portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in rising interest rate environments, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in its Investment Advisory Agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.
Force Majeure Risk: Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, the Advisor, and the portfolio companies in which the Fund invests could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, the Advisor, a portfolio company or a counterparty to the Fund, the Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of the Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)

maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, the Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
Market Price of Common Shares: Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the common shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above NAV, or below or above the initial listing price for the common shares.
Shareholder Activism: The Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert management’s and the board of trustees’ attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.
Secondary Market for the Common Shares: The issuance of shares of common shares of the Fund through the Fund’s DRP may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the DRP and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the common shares.
Anti-Takeover Provisions: Delaware law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered Board and the supermajority voting requirements. These provisions could deprive the shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.
Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.
The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)

Artificial Intelligence and Machine Learning Technology Risks: Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, or collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.
Recent technological advances in AI pose risks to the Fund, the Advisor, and the portfolio companies in which the Fund invests. The Fund and the portfolio companies in which the Fund invests could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and the portfolio companies in which the Fund invests may not be in a position to control the use of AI technology in third-party products or services.
Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. While the Advisor does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, the Advisor’s business, and the business of the portfolio companies in which the Fund invests, including by potentially significantly disrupting the markets in which the Fund and its portfolio companies operate or subjecting the Fund, the portfolio companies in which the Fund invests, and the Advisor to increased competition and regulation, which could materially and adversely affect the business, financial condition or results of operations of the Fund, the portfolio companies in which the Fund invests, and the Advisor. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the portfolio companies in which the Fund invests and the Advisor.
Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or the portfolio companies in which the Fund invests are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or the portfolio companies in which the Fund invests.
AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.
Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.
Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.
In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.

Table of ContentsTble of Contents
FS Specialty Lending Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 11. Commitments and Contingencies
The Fund may enter into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to Future Standard and its affiliates.

Table of ContentsTable of Contents
FS Specialty Lending Fund
Supplemental Information (Unaudited)
Annual Meeting of Shareholders
The Fund held its Annual Meeting of Shareholders, or the Annual Meeting, on August 3, 2026 for shareholders of record as of June 8, 2026. Shareholders were asked to consider and act upon the following proposals:
Class II Trustees to serve until the 2029 Annual Meeting of Shareholders
Charles P. Pizzi
Pedro A. Ramos
All trustee nominees listed in the proposal were elected by the Fund's shareholders at the Annual Meeting.
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters within the two most recent fiscal years.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to the Fund’s investment advisor. Shareholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Specialty Lending Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Specialty Lending Fund, 3025 JFK Boulevard, OFC 500 Philadelphia, PA, 19104 Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Distribution Reinvestment Plan
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of shareholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then shareholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional common shares of the Fund.
With respect to each distribution pursuant to the DRP, the Fund reserves the right to either issue new common shares or purchase common shares in the open market in connection with implementation of the DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common shares on the payment date for the distribution, then the Fund will issue common shares at the greater of (i) net asset value per common share or (ii) 95% of the market price; or (B) if the per share market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) common shares will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue common shares at net asset value per share. Pursuant to the terms of the DRP, the number of common shares to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common shares purchased in the open market.
If a shareholder receives distributions in the form of common shares pursuant to the DRP, such shareholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common shares are trading at or below net asset value, a shareholder receiving distributions in the form of additional common shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common shares are trading above net asset value, a shareholder receiving distributions in the form of additional common shares will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common shares. The shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution will be equal to the total dollar amount of the distribution payable to the shareholder. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common shares are credited to the shareholder’s account.
The Fund reserves the right to amend, suspend or terminate the DRP. A shareholder may terminate its account under the DRP by notifying the plan administrator in writing. All correspondence concerning the DRP should be directed to the plan administrator by mail

FS Specialty Lending Fund
Supplemental Information (Unaudited) (continued)
at FS Specialty Lending Fund, c/o SS&C Technologies, Inc., 801 Pennsylvania Ave. Suite 219095 Kansas City, MO 64105-1307. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

Future Standard Privacy Policy
Future Standard (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.
This Consumer Information Privacy Policy (the “Privacy Policy”) explains what non-public personal information we collect, why we collect it, how we protect your non-public personal information, and how and why, in certain cases, we share such information with our affiliates or with other parties.
This Privacy Policy applies to non-public personal information collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of Future Standard and its affiliates listed under the heading “Application of Privacy Policy to Future Standard and our affiliates” below.
By using this website, you acknowledge and accept the practices and policies outlined below, and you hereby consent to our collection, use and sharing of your Personal Information as described on this site.
Visitors from Outside the USA
If you are visiting this website from outside the United States of America, including visitors who reside in the European Union, be aware that this site is hosted in the United States and may not be subject to similar laws of the European Union or other jurisdictions, and that you expressly consent to the processing of your information in accordance with the terms and conditions as detailed in this site.
For Residents of the European Economic Area (“EEA”) AND United Kingdom (“UK”)
Unless otherwise defined below, terms in this section have the meaning given to them in the European Union General Data Protection Regulation (GDPR) and equivalent regulation in effect in the United Kingdom (GDPR).
Any personal data transmitted by you or third parties, on your behalf, through this website, or otherwise, will be processed in the United States, or other jurisdictions outside the EEA, and may not receive equivalent legal protections to those afforded under the EU (GDPR).
In addition to the personal data collection methods described in this Privacy Policy, we may collect personal data (including publicly available personal data) about you through:
•Information provided directly to us by you, or another person on your behalf, through our website, email or post, or in person;
•Information that we obtain in relation to any transactions between you and us;
•The use of internet “cookies” as described below.
We may also, in some circumstances, receive personal information about you from third parties, such as service providers or trading counterparties, regulatory or law enforcement agencies, credit reference agencies and agencies conducting background checks. Personal information may also be obtained from publicly accessible sources of information, such as public databases, industry associations, social media and online professional networks.
Future Standard and its affiliates may collect and use your personal information for the purposes of administering the relationship between us, marketing our products and services to you or the businesses with which you are associated, monitoring and analyzing our activities, and complying with applicable legal or regulatory requirements. Future Standard and its agents do not share investor's or clients' mobile phone numbers with any third parties.
We will use one of the permitted grounds under the applicable law to process your information. Such grounds include instances where you have given your consent and cases where your consent is not required under applicable law, such as where we are required to comply with a legal obligation, or where we, or a third party, determine that it is necessary for our legitimate interests to collect and use your personal information.
The legitimate interests to collect your personal information may include any of the purposes identified above and any other purpose where we or a third party have determined that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose. You have the right to object to the use of your personal data for direct marketing purposes.
The types of personal data we may collect and use
The categories of personal data we may collect will depend on the nature of our relationship with you and the purpose for which information is being collected. Such personal data may include names, residential addresses or other contact details, signature, nationality, date and place of birth, national insurance or other tax identification number, photographs, copies of identification documents, bank account details, information about assets or net worth, credit history, criminal and administrative offences, source of funds details, or other sensitive information, such as certain special categories of personal data contained in relevant documents or materials (including, in some circumstances, information about a person’s ethnic origin, religious beliefs, or health).
Do we use automated decision-making processes?
No.
Do we share your personal information with third parties?
In addition to the above sources we may disclose personal data to, we may (to the extent relevant to the purpose for which we collect your information), share your personal data (including publicly available personal data) with third parties, such as:

•our affiliates or other entities that are part of our group or with our clients;
•any person to whom we have a right or obligation to disclose personal data, or where we determine that disclosure is necessary to protect or defend our rights or property, including with regulators, courts of law, governmental, regulatory or law enforcement agencies;
•our internet, IT, telecommunications and other service providers;
•service providers and trading counterparties to our clients;
•credit reference agencies and other third parties conducting background checks in the context of employment or client, counterparty, or investment due diligence;
•any person, as directed by you; or
•any person to whom we transfer any of our rights or obligations under any agreement, or in connection with a sale, merger or consolidation of our business or other transfer of our assets, whether voluntarily or by operation of law, or who is otherwise deemed to be our successor or transferee.
International transfers of personal data
Due to the international nature of our business, your personal data may be transferred to countries outside of the European Economic Area or United Kingdom (as applicable), such as to jurisdictions where we or our clients conduct business or have a service provider, including countries that may not have the same level of data protection as that afforded by the GDPR (including or other data protection rules applicable to us (collectively, “Data Protection Law”). In these circumstances, we take steps to ensure that the recipient agrees to keep your information confidential and that it is held securely in accordance with the requirements of Data Protection Law, such as by requesting appropriate contractual undertakings in our legal agreements with service providers.
For how long do we keep your personal information?
We will generally keep personal information about you for as long as necessary in relation to the purpose for which it was collected, or for such longer period if required under applicable law or necessary for the purposes of our other legitimate interests.
The applicable retention period will depend on several factors, such as any legal obligation to which we or our service providers are subject as well as whether you decide to exercise your right to request the deletion of your information from our systems. As a minimum, information about you will be retained for the entire duration of any business relationship we may have with you, and for a minimum period of five years after the termination of any such relationship.
We will, from time to time, review the purpose for which we have collected information about you and decide whether to retain it, update it, or securely delete it, if the information is no longer required.
What are your rights?
You have certain rights under Data Protection Law in respect of the personal data we hold about you and which you may exercise. These rights are:
•to request access to your information;
•to request rectification of inaccurate or incomplete information;
•to request erasure of your information (a “right to be forgotten”);
•to restrict the processing of your information in certain circumstances;
•to object to our use of your information, such as where we have considered such use to be necessary for our legitimate interests (e.g. in the case of direct marketing activities);
•where relevant, to request the portability of your information;
•where you have given consent to the processing of your data, to withdraw your consent; and
•to lodge a complaint with the competent supervisory authority.
Complaining to EU Supervisory Authority or UK Information Commissioner’s Office
You may make a complaint to the relevant supervisory authority of the country where you are resident. A complaint in respect of Future Standard and its affiliates may also be made to the Information Commissioner’s Office in the United Kingdom.
Updates to the Privacy Policy
This Privacy Policy is subject to occasional revision, and if we make any material changes in the way we use your Personal Information, we will notify you by sending you an email to the last email address you provided to us and/or by prominently posting notice of the changes on the Services and updating the effective date above.
Information that we collect and may disclose
We collect information from and about you in order to provide the level of service that you expect. Non-public personal information about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial professional, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the Future Standard investments and services you purchase, your Future Standard investment balance and transactional history, and the fact that you are or have been an investor in Future Standard investments and particulars related to any such investment.
Specific examples of personal information that we may collect and may disclose to affiliates and certain third parties include:
•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.
•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’ A cookie is a small file that is created to help visitors navigate a website, and is useful to track the traffic to and at a site and to personalize the website. You may refuse the cookies but certain services on a website may not then function properly.
•If you create a login and password on our website to access your Future Standard investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.
•Information obtained from others, such as credit reports from consumer credit reporting agencies.
•If you access our website, you specifically waive any claims relating to “trace and trap” software, the California Invasion of Privacy Act, California’s Unfair Competition Law and any similar laws of other jurisdictions.
We also collect information via third-party analytics platforms, such as Google Analytics. These platforms place cookies on your device and provide insight into site engagement and visitor behavior. The site uses GA4 tracking cookies, including but not limited to: session ID, session number, last hit timestamp, engagement duration and start time, page view count. Additionally, the site uses Google Ads cookies to measure ad campaign performance. By default, Future Standard’s instance of Google Analytics does not store users’ IP addresses; however, if you accept analytics tracking through our cookie consent form, you agree to Google’s collection and use of data.
You may use your browser to decline the use of cookies, but this action may affect the general functionality of the website. To learn more about opting out of Google Analytics, please click here https://tools.google.com/dlpage/gaoptout.
Please view our cookie policy for more information.
How we use and disclose information
Future Standard, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all of the non-public personal information collected about you to maintain an efficient and effective network of offerings and services. The responsible use and disclosure of the non-public personal information we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances.
For example, we may:
•Use your personally identifiable information internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.
•Disclose your personally identifiable information when required by law (e.g., in connection with judicial, administrative or investigative matters).
•Use and disclose your personally identifiable information on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address in the combination. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties or determining and disclosing demographic information such as the average income of investors in our sponsored investments.
Sharing with our affiliates
We may share your personally identifiable information with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial professional, joint owners and IRA custodian.
Sharing with non-affiliated service providers
We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose non-public personal information we collect to such parties. However, before we disclose non-public personal information to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.
Also, we will only share your non-public information with non-affiliated third parties under circumstances covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.

We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:
•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.
•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.
•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.
We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information and prohibit them from making unauthorized or unlawful use of your personal information.
Future Standard and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.
How we protect your information
Future Standard and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information and prevent unauthorized access. This program includes:
•Procedures and specifications for administrative, technical and physical safeguards.
•Security procedures related to the processing, storage, retention and disposal of confidential information.
•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.
•Restricting customer information access to employees who need to know that information to provide products and services to you and appointing specific employees to oversee our information security program.
Notification of changes to our Privacy Policy
If we decide to change this Privacy Policy, we will post those changes on our website. If at any point we decide to use or disclose your personally identifiable information in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s personally identifiable information in accordance with the privacy policy that was in effect when such information was collected.
Change in control
If Future Standard or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your personally identifiable information to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the personally identifiable information that Future Standard or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your personally identifiable information, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:
•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of Future Standard or an affiliate’s voting securities and/or assets, by operation of law or otherwise.
•Insolvency.
•A general assignment for the benefit of creditors.
•The appointment of a receiver.
•The filing of a bankruptcy or insolvency proceeding.
•The liquidation of assets.
Application of Privacy Policy to Future Standard and our affiliates
This Privacy Policy applies to Future Standard and the following affiliated Future Standard companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P. (d/b/a Future Standard); Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by Future Standard and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.
Questions about this Privacy Policy
If you have any questions about this Privacy Policy and/or our personal information practices, please email us at PrivacyPolicy@FutureStandard.com.
Future Standard
3025 JFK Boulevard
Philadelphia, PA 19104

www.futurestandard.com	SAN26-FSSL
© 2026 Future Standard

Item 1. Reports to Shareholders.
(b) The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

Future Standard

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://futurestandard.com/legal-filings/fs-specialty-lending-fund
FS Specialty Lending Fund Semi-Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
https://bit.ly/fs-investor-login

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
https://bit.ly/fs-investor-login

Item 2.    Code of Ethics.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 3.    Audit Committee Financial Expert.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 4.    Principal Accountant Fees and Services.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 5.    Audit Committee of Listed Registrants.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 6.    Investments.
(a)The Fund’s consolidated schedule of investments as of June 30, 2026 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 8. Changes In and Disagreements With Accountants For Open-End Management Investment Companies.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 9. Proxy Disclosures For Open-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 10. Remuneration Paid to Trustees, Officers and Others of Open-End Management Investment Companies
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)     Not applicable to this Semi-Annual Report on Form N-CSR.
(b)On July 5, 2026, Robert Hoffman resigned from his positions with Future Standard and its affiliates, including his role as a member of the Advisor’s investment committee. On July 6, 2026, Scott Giardina was appointed as a member of the Advisor’s investment committee.
Scott Giardina is a Managing Director and Head Trader on the Global Credit team at Future Standard where he focuses on public and private capital markets, trading and sourcing. Prior to joining Future Standard, Mr. Giardina was a Managing Director at DW Partners and Head of Trading at Magnetar Capital. He was also Head of European High Yield Trading at Goldman Sachs. He began his career as a securities lawyer for LeBoeuf, Lamb, Greene and MacRae. Mr. Giardina earned a BA with honors in Economics from Johns Hopkins University, a JD from the University of Virginia School of Law and an MBA in Finance from Columbia Business School.
Mr. Giardina also manages other registered investment companies, other pooled investment vehicles and/or other accounts, as indicated below. The following table identifies, as of August 19, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Giardina; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Scott Giardina
Registered Investment Companies	2	$2,918,117	2	$2,918,117
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—
____________________
(1)Assets shown as of June 30, 2026.
Potential Conflicts of Interest
The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:
•The managers, officers and other personnel of the Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they are or may become involved, including the management of other entities affiliated with Future Standard;
•The principals of the Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;
•The Advisor may have overlapping investment objectives across its funds, accounts or other investment vehicles or its affiliates’ funds, accounts, or other investment vehicles;
•The Fund may now, or in the future, compete with other funds or clients managed or advised by the Advisor or affiliates of the Advisor for investment opportunities, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;
•Subject to applicable law, the Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;
•In some cases, the Advisor or an affiliate will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund or the Fund Complex and to allocate opportunities to such a third-party investor;
•The Advisor and its affiliates are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, certain funds are subject to incentive fees, while certain other funds are not, which could incentivize the Advisor or its affiliates to favor certain funds when allocating investments.
•Members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests;
•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, the Advisor will receive the Management Fee in connection with the management of the Fund’s portfolio (other than during periods in which the Advisor has agreed to waive any or all of such fees);
•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of the Advisor or its affiliates may result in the Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take an action;
•The Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;
•Subject to applicable law, the Fund may periodically sell loans that it previously acquired after a short period of time to earn fees or other revenue, including from purchasers that do not participate in loan originations. The Advisor or its affiliates may receive asset-based fees from purchasers that are advisory clients, resulting in a conflict of interest for the Advisor;
•The Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take such an action;
•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and any of its affiliates, as applicable, the Advisor and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by the Advisor or any of its affiliates to participate in an investment opportunity. In an order dated November 13, 2024, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Advisor and its affiliates managing other funds and accounts participating in transactions under the order will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account any number of factors which may include, but are not limited to, the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and
•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund or the Advisor (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.
The Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.
Consistent with Future Standard’s integrated culture, Future Standard has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of the Advisor. Future Standard’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of Future Standard’s resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of Future Standard’s senior executives, including each of the investment personnel who render services to the Fund on behalf of the Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of Future Standard may be eligible to receive incentive compensation, including equity awards, from Future Standard based on the earnings or other performance metrics of the applicable investment advisor or fund.
All final compensation decisions are made by the management committee of Future Standard based on input from managers. Base compensation and discretionary bonuses are determined based on a combination of factors, which could include, among others, considerations such as overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.
The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Giardina as of August 19, 2026, based on the net asset value of the Fund's common shares on such date.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Scott Giardina	$100,001—$500,000
____________________
(1)Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this Semi-Annual Report on Form N-CSR.
Item 15. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Semi-Annual Report on Form N-CSR.
Item 16.    Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Semi-Annual Report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.
(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Semi-Annual Report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 17.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 18. Recovery of Erroneously Awarded Compensation.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 19.    Exhibits.
(a)(1)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(2)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(3)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(4)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(5)    Not applicable to this Semi-Annual Report on Form N-CSR.
(b)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Specialty Lending Fund

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President & Chief Executive Officer
Date: August 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President & Chief Executive Officer
(Principal Executive Officer)
Date: August 25, 2026

By:	/s/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer & Treasurer
(Principal Financial Officer)
Date: August 25, 2026